================================================================================
              Agreement to Extend Date of Installment Contribution
================================================================================

   AGREEMENT TO EXTEND THE DATE OF THE LAST INSTALMENT OF CAPITAL CONTRIBUTION
                                    (LJ5-05)

Party A:      Liuzhou OVM Joint Stock Co., Ltd.

Party B:      Kolcari Investments Limited


WHEREAS, both parties entered into a Joint Venture Contract ( the "Contract") dated May 10, 1995, pursuant to which, both parties agreed to establish Liuzhou OVM Construction Machinery Co., Ltd., ("Liuzhou OVM") as a joint venture limited liability company. The Contract also provided that Party A should contribute certain production facilities and fixed assets with a value equivalent to US$1,200,000 and Party B should contribute cash in an amount equivalent to US$2,800,000. Up to the date of this Agreement, Party A completed its contribution of fixed assets as capital in full and Party B had made cash contribution by two instalments, in aggregate of US$1,960,000 to Liuzhou OVM.

WHEREAS, according to the Contract, Party B should further contribute cash of US$840,000 as its last instalment of capital contribution.

NOW, pursuant to friendly mutual consultations, both parties agreed to extend the due date for the last instalment payment by Party B of US$840,000 up to December 31, 1997. The extension of the due date for the last capital instalment shall not, in any way, affect the rights enjoyed by Party B under the Contract.


Party A:      Liuzhou OVM Joint Stock Co., Ltd.


/s/ Wu Guo Sen
-----------------------------------------
(Wu Guo Sen)
Corporate Representative


Party B:      Kolcari Investments Limited





/s/ Ching Lung Po
-----------------------------------------
(Ching Lung Po)
Corporate Representative



Dated March 28, 1997

October 3, 1997


OVM International Holding Corporation
c/o Anka capital Limited
Room 2005, 20/F., Universal Trade Center,
3-5A Arbuthnot Road, Central,
Hong Kong

Attn:  Mr. Ching Lung Po
------------------------


Dear Mr. Ching,

Re:  English Translation of a Chinese Agreement

We have reviewed the Chinese version of the "Agreement to Extend the Date of the Last Instalment of Capital Contribution" and the English translation which you have provided.

Please note that we do not hold qualification in translation but to the extent that we have reviewed the above English translation, we believe the translation, should be a fair and correct translation of the original Chinese version.



Yours sincerely,



/s/ Li Song Zhang
-----------------
Li Song Zhang
Senior Lawyer